UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2006

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375

    (Address of principal executive offices)    (Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2006, we entered into Amendment No. 3 to our EMBRAER 190 Purchase Agreement DCT-025/2003 with Embraer-Empresa Brasileira de Aeronautica S.A. to modify the timing of our EMBRAER 190 aircraft purchases. On December 4, 2006, we issued a press release detailing the material terms of this amendment. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

Our current aircraft delivery table is attached to this report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release dated December 4, 2006 of JetBlue Airways Corporation announcing adjustment to fleet delivery plan through 2016.
99.2	Current aircraft delivery table.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: December 4, 2006	By:	/s/ HOLLY NELSON
Senior Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated December 4, 2006 of JetBlue Airways Corporation announcing adjustment to fleet delivery plan through 2016.
99.2	Current aircraft delivery table.